                                                                    EXHIBIT 99.2

                       COVAD COMMUNICATIONS GROUP, INC.

                    [FORM OF NOTICE OF GUARANTEED DELIVERY]

     This form or one substantially equivalent hereto must be used to accept the offer for all outstanding 13 1/2% Senior Discount Notes due 2008, Series A (the "Old Notes") of Covad Communications Group, Inc. (the "Company") in exchange for the Company's 13 1/2% Senior Discount Notes due 2008, Series B made pursuant to the prospectus, dated _________, 1998 (the "Prospectus") and the related letter of transmittal (the "Letter of Transmittal"), if (i) certificates for Old Notes are not immediately available, (ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below on or prior to 5:00 P.M., New York City time, on the Expiration Date, or (iii) the procedures for delivery of the Old Notes through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") in accordance with DTC's Automated Tender Offer Program cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering" section in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.


                                THE BANK OF NEW YORK

By Registered or Certified      Facsimile Transmission            By Hand/Overnight Delivery:
 Mail:                                 Number:
                                Attn.:  __________                The Bank of New York
The Bank of New York            Reorganization Section            101 Barclay Street
101 Barclay Street, Floor 7E         (212) 815-____               Corporate Trust Services
New York, New York  10286                                         Window
Attn.:  __________              (For Eligible Institutions Only)  Ground Level
Reorganization Section          Confirm by Telephone:             New York, New York 10286
                                     (212) 815-____               Attn.:  _________
                                                                  Reorganization Section
                                For Information Call:
                                     (212) 815-____

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount At Maturity of Old Notes    If Old Notes will be delivered by
 Tendered:/1/                                book-entry transfer into Exchange
                                             Agent's account with The Depository
                                             Trust Company, provide account
                                             number:

$________________________________________    Account Number_____________________

Certificate Nos. (if available):

_________________________________________

Total Principal Amount at Maturity
Represented by Old Notes Certificate(s):


$________________________________________


________________________________________________________________________________

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________

     /1/Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

                               PLEASE SIGN HERE

X_________________________________     ________________________

X_________________________________     ________________________
    Signature(s) of Owner(s) or        Date
    Authorized Signatory

Area Code and Telephone Number: ________________

          Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):       _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

Capacity:      _________________________________________________________________

Address(es):   _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

                                   GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that (i) the certificates representing the principal amount at maturity of Old Notes tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), any required signature guarantee and any other documents required by the Letter of Transmittal, or (ii) timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer; Delivery and Form" section of the Prospectus, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


_________________________________       _________________________________
          Name of Firm                         Authorized Signature

 ________________________________       _________________________________
             Address                                 Title

________________________________       Name:_____________________________
             Zip Code                         (Please Type or Print)

Area Code & Telephone No._______       Dated:____________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.